Exhibit 10.15

Amendment to Project Transfer Agreement

Party A: Sanhe City Lucksky Electrical Engineering Co., Ltd

Party B: Binzhou Xintuo Natural Energy power Engineering Co., Ltd

Party A and Party B reached an agreement on April 18, 2014 about transfer the Lucksky Natural Energy Power Generation System and signed the Agreement at the same day. The Item III-2 said “Party B decides to buy the electricity generation project from Party A; where the concerted installation capacity is 10 MW and the sum approximates RMB 180,000,000 Yuan (specific price is subject to the stipulation in the technical scheme both parties agree on). ”

Now According to this item and the technical scheme both partied agreed, change the agreed capacity to 9 MW and the sum to RMB 126,000,000 Yuan.

This statement as an annex of the "Agreement" has the same legal effect with the "Agreement".

Party A: Sanhe City Lucksky Electrical Engineering Co., Ltd

Party B: Binzhou Xintuo Natural Energy power Engineering Co., Ltd

Date: November 12, 2014